UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2014
Date of Report (Date of earliest event reported)

CITADEL EFT, INC.

(Exact name of registrant as specified in its charter)

Wyoming	333-164882	80-0473573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 College Blvd., Suite 102. Oceanside, California	92057
(Address of principal executive offices)	(Zip Code)

  (714) 423-0701

Registrant’s telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – OTHER EVENTS

ITEM 8.01   Other Events

The Registrant, Citadel EFT, Inc. has provided a more detailed description of the bond certification by the Brazilian Government's National Treasury Secretary.

The certification both in English and Portuguese is attached hereto and marked Exhibit 10.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

10.1	Brazilian bond documentation confirmed by the Brazilian government, National Treasury Secretary; original in Portuguese translated to English.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL EFT, INC.
DATE: February 26, 2014	/s/ Gary DeRoss Name: Gary DeRoos Title: President/Chief Executive Officer